UBS Natural Gas, Electric Power & Coal Conference Lost Pines, TX March 6, 2008 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in
(a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary
Data: Note 19; and (2) other factors discussed in filings with the Securities and Exchange
Commission by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison
Company, and PECO Energy Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Companies undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

’07 Earnings: $2,331M
’08E Earnings: $2,060 - $2,260M
’07 EPS: $3.45
’08E EPS: $3.15 - $3.45
Total Debt
(1)
: $2.5B
Credit Rating
(2)
: BBB+
The Exelon Companies
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘07 Operating Earnings: $2.9B
‘07 EPS: $4.32
‘08E Operating Earnings: $2.6 - $2.9B
‘08 EPS Guidance: $4.00 - $4.40
Assets
(1)
:                         $45.9B
Total Debt
(1)
: $13.7B
Credit Rating
(2)
:                            BBB
Note: All estimates represent adjusted (Non-GAAP) Operating Earnings and EPS. Exelon Generation, ComEd and PECO estimates represent expected contribution to
Exelon’s operating earnings EPS (per Exelon share). Refer to Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of 12/31/07.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 2/29/08.
Pennsylvania
Utility
Illinois
Utility
’07 Earnings: $200M $507M
’08E Earnings: $220 - $260M $360 - $400M
’07 EPS: $0.30 $0.75
’08E EPS: $0.35 - $0.40 $0.55 - $0.60
Total Debt
(1)
: $5.2B $3.8B
Credit Ratings
(2)
: BBB A

Multi-Regional, Diverse Company
Note: Megawatts based on Generation’s ownership as of 12/31/07, using annual mean ratings for nuclear units (excluding Salem) and summer ratings for Salem and the fossil and hydro units.
Midwest Capacity
Owned: 11,388 MW
Contracted: 4,271 MW
Total: 15,659 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 194MW
Total Capacity
Owned: 24,808 MW
Contracted: 7,524 MW
Total: 32,332 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,004 MW
Contracted: 336 MW
Total: 11,340 MW

2008 Outlook
2008
(1)
$0.55 - $0.60
$3.15 - $3.45
$4.00 - $4.40
$0.35 - $0.40
2008 EPS Guidance
(1)
Operating EPS: $4.00 - $4.40
GAAP EPS: $3.70 - $4.10
ComEd
PECO
Exelon Generation
HoldCo/Other ~$(0.10)
Exelon
(1) Refer to Appendix for “Key Assumptions” slide supporting 2008 earnings guidance. Operating Company ranges do not add to Exelon guidance of
$4.00 - $4.40/share due to rounding.
Key Drivers 2007 – 2008
Market conditions
Nuclear volume
Inflationary pressures
PECO CTC amortization
Weather
Load growth
ComEd transmission settlement
ComEd distribution rate case
26-29% 26-29% 21-24% 21-24%
4Q08 3Q08 2Q08 1Q08
Expected Quarterly EPS Distribution
We expect first quarter 2008 operating earnings to represent 21-24% of Exelon’s 2008 full year operating earnings.

$4,450 $2,740 $920 $700 Cash Flow from Operations
(1)
($3,120) ($1,600) ($390) ($1,000) Capital Expenditures
$1,220 $1,240 ($50) $300 Net Financing (excluding Dividend)
(2)
$2,550 $2,380 $480 $0 Cash available before Dividend
($1,310) Dividend
(3)
$1,240 Cash available after Dividend
Exelon
(4)
($ in Millions)
2008 Projected Sources and Uses of Cash
(1) Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Assumes 2008 Dividend of $2.00 per share.
(4) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

3-4%
$1,000
$1,040
2-3%
$1,020
$1,083
1-2%
$390
$339
2-3%
$650
$630
Exelon
(1)
NM
(2)
NM
(2)
~15% 2008-2012 CAGR
$3,120 $870 $730 2008E
$2,674 $696 $573 2007
Other
Nuclear
Fuel
CapEx
2-3% 2-3% 2008-2012 CAGR
$4,270 $2,620 2008E
$4,203 $2,469 2007
Exelon
(1)
O&M
Note:  Reflects operating O&M data and excludes Decommissioning impact.
(1)  Includes eliminations and other corporate entities.
(2)  Due to varying capital investment for the period 2008-2012, the CAGR is not meaningful.
($ in Millions)
O&M and CapEx Expectations
($ in Millions)

Disciplined Financial Management
• Announced a new Value Return Policy in December 2006
– Established annual base dividend of $1.76/share; anticipated to grow modestly over time
– Returns excess cash and/or balance sheet capacity through share repurchases
• Executed a $1.25 billion accelerated share repurchase agreement in
September 2007
Announced in December 2007:
• New share repurchase program of $500 million
– Incremental to $1.25 billion buyback executed in September 2007 and to any additional buybacks that may be authorized in 2008
• Annual base dividend rate reset at $2.00/share (up 14%); anticipated to grow modestly over time (1)
– Higher base dividend reflects higher expected long-term earnings due to improved market fundamentals
(1) Future dividends are subject to declaration by the Board of Directors.
The Value Return Policy provides flexibility to navigate through volatile business cycles, make prudent investments in our operations, and return value to investors

Balance Sheet Capacity
• Growth opportunities
• Future unfunded liabilities
• Buffer against potentially lower
commodity prices
• Share repurchases or other
value return options
(1) Available Cash after Dividend = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures.  Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividends paid on common stock.  Assumes annualized dividend of $2.00 /share in 2008, growing 5% annually; actual amounts may vary, subject to board approval.
(2) Available Cash after Dividend excludes any benefit from potential carbon impact .
(3) See “FFO Calculation and Ratios” definitions slide in Appendix. FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest.
(4) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
2008 - 2012 Cumulative Available Cash (Illustrative)
(4)
2008 - 2012 Potential Uses of
Available Cash
Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions

ComEd and PECO
CTC
Electric Transmission
Electric Distribution
Gas
Numbers may not sum due to rounding
(1) Illustrative. Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
(2) ComEd equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill).  Book equity ratio in 2007 was 58%.
(3) ComEd 2008 estimated operating earnings assume full $361M revenue increase granted in current distribution rate case.
6.0
6.6
8.0
1.8
2.0
2.2
$220 - $260M (3) $200M
~5.5 - 6.5% 5.3%
45% 45%
7.8
8.6
~$460 - $500M
~10 - 11%
~45%
2007E 2008E 2011 (1)
10.2
6.9
6.4
2007E 2008E 2011 (1)
4.9
~$245 - $270M
~10 - 11%
~50%
$507M
Not applicable due to
transition rate structure
$360 - $400M
Operating Earnings
ROE
Equity (2)
2007A
2007A
2.6
2.8
3.1
0.5
0.5
0.6
2.7
2.0
1.1
1.1
1.2
Average Annual Rate Base
($ in Billions)

11

ComEd 2008 Operating EPS Contribution
ComEd’s operating earnings are expected to increase in 2008 primarily due to execution of its Regulatory Recovery Plan
2007
$200M
RNF
O&M
Depreciation /
Amortization
Interest
Expense
Other
$0.35 - $0.40
$0.30
$0.19
$0.04 ($0.02)
$(0.03)
2008 (1)
$220M - $260M (2)
$(0.08)
Key Items:
Storms: $0.03
Uncollectible accounts: $0.02
($0.04)
Weather
$ / Share
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Assumes full $361M revenue increase granted in current distribution rate case and effective 10/1/08.
Key Items:
Distribution case (2) : $0.09
Transmission revenue: $0.04
Load growth: $0.03
Key Items:
Income tax settlements: $(0.07)

(1) Based on 2006 test year, including pro forma capital additions through 3Q 2008; represents a $1,550 million increase from 2006 ICC order.
(2) Includes increased depreciation expense associated with capital additions.
(3) Requested cap structure does not include goodwill; ICC docket 05-0597 allowed 10.045% ROE, 42.86% equity ratio and 8.01% ROR (return on rate base).
(4) Primarily includes increases in pension and other post-retirement benefits costs and effects of a reclassification of rental revenue of $20 million, which is offset in “Other adjustments”.
(5) Includes taxes other than income, regulatory expenses, and reductions for other revenues and load growth.
(6) Or approximately $359 million adjusted for normal weather.
ComEd Delivery Service Rate Case Filing
(Docket No. 07-566)
$361
(6)
Total ($2,049 revenue requirement)
$(51) Other adjustments
(5)
$48 O&M expenses
$99 Administrative & General expenses
(4)
$50
Capital Structure
(3)
: ROE - 10.75% /
Common Equity - 45.11% / ROR - 8.55%
$215
(2)
Rate Base: $7,071
(1)
Requested Revenue
Requirement Increase
($ in millions)
Revenue increase needed to recover significant distribution system investment and represents an important step in ComEd’s regulatory recovery plan

ComEd Delivery Service Rate Case –
Schedule
• Filed: October 17, 2007
• Staff & Intervenor Direct Testimony: February 11, 2008
Staff proposal:
– $112 million revenue increase
– $5.7 billion rate base
– Common equity ratio: 45.04%, ROE: 10.30%, ROR: 8.34%
• ComEd Rebuttal Testimony: March 12
• Staff & Intervenor Rebuttal Testimony: April 8
• ComEd Surrebuttal Testimony: April 21
• Hearings: April 28 - May 5
• Initial Briefs: May 29
• Reply Briefs: June 12
• Administrative Law Judge (ALJ) Order expected: July
• Final Illinois Commerce Commission (ICC) Order expected: September
2008

15 15

ComEd Transmission Rate Case
($ in millions)
FERC Filing
3/1/07
Preliminary Order
6/5/07
FERC Orders
1/08
(1)
Total Revenue Requirement (in year 1) $415 $387 $390
(2)
Revenue Requirement increase (in year 1) $146 $116
(3)
$120
Rate Base (in year 1) $1,826 $1,744 $1,847
(4)
Common Equity Ratio 58% 58% 58%
(5)
Return on Equity (ROE)
(6)
12.20%
11.70% + 0.50% RTO adder
12.20%
11.70% + 0.50% RTO adder
11.50%
11.0% + 0.50% RTO adder
Return on Rate Base (ROR) 9.87% 9.87% 9.40%
(1) Settlement agreement filed 10/5/07, approved by FERC on 1/16/08.  Also, on 1/18/08
FERC granted request on rehearing for incentive on West Loop Phase II project.
(2) Includes settlement increase of $93 million + project incentives of $27 million, eff. 5/1/07.
(3) Rates under preliminary order effective 5/1/07, subject to refund.
(4) Excludes pension asset; 6.51% debt return allowed in operating expenses, includes $175 million construction work in progress (CWIP) for West Loop project.
(5) Equity cap of 58% for 2 years, declining to 55% by 2011.
(6) ROE is fixed and not subject to annual updating.
RTO = Regional Transmission Organization
(Docket Nos. ER07-583-000 & EL07-41-000)
Rate settlement establishes reasonable framework for timely recovery of transmission investment on an annual basis through formula rates

16

Formula Transmission Rate Annual
Update Process
• Annual filing by May 15th will update the current year revenue requirement and true-up prior year to actual:
– Update current year
– Estimate current year revenue requirement using updated costs based on prior year actual data per FERC Form 1 plus projected plant additions for the current calendar year
– True-up prior year
– Perform a true-up of the prior year’s rates by comparing prior year actual data per FERC
Form 1 to the estimate used for that year; over/under-recoveries for the prior year are collected in the current year
• Rates take effect on June 1st
• Interested parties have 180 days to submit information requests and  raise concerns; unresolved concerns go before FERC for
resolution
The combination of annual updating and true-up virtually eliminates regulatory lag

Financial Swap Agreement
• Financial Swap Agreement between ComEd and Exelon Generation promotes price stability for residential and small business customers
• Designed to dovetail with ComEd’s remaining auction contracts for energy, increasing in volume as the auction contracts expire
– Will cover about 60% of the energy that ComEd’s residential and small business customers use
• Includes ATC baseload energy only
– Does not include capacity, ancillary services or congestion
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term

18

PECO 2008 Operating EPS Contribution
PECO’s operating earnings are expected to decrease in 2008 primarily due to increasing CTC amortization expense
2007
$507M
2008 (1)
$360M - $400M
$0.75
($0.08)
$0.01 ($0.03)
($0.06)
$0.55 - $0.60
RNF
O&M
CTC
Amortization /
Depreciation
Other
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1)  Estimated contribution to Exelon’s operating earnings guidance.
($0.03)
Weather
$0.02
Interest
Expense
$ / Share
Key Items:
Tax settlements: $(0.08)

Pennsylvania Snapshot
• Governor Rendell’s “Energy Independence Strategy”,
introduced in February 2007, continues to be focus of
legislative activity.
Legislation aimed at reducing energy costs, increasing
clean energy resources, reducing reliance on foreign
fuels, expanding energy production in PA
Comprehensive bills dealing with procurement, and
rate mitigation remain in committee
Modest action on other key bills: Energy Fund bill
passed in Senate; House passed an Efficiency
/Demand-side Response bill.
• Special Session on Energy runs concurrent with Regular
Session which continues thru Nov ’08.
Current State of Play
• Governor continues to press for “Energy Independence
Fund” and measures to mitigate energy prices
• Legislators concerned with cost of Governor's initiatives, no new taxes
• Rate freeze bill being considered in House, but little
momentum
• Industry coalition working together to develop a
comprehensive package
Positions of Stakeholders
• Stakeholder outreach
• Working with industry coalition
• Negotiating legislative proposals with
Administration and legislative leadership
on key provisions:
Procurement rules
Rate increase phase-in/deferral
Smart meters and real time pricing
Energy efficiency and demand-side
management programs
• Participating directly or through industry
associations in legislative hearings and
informational meetings
PECO Actions

Key Themes of Legislative Proposals
Competitive procurement process utilizing auctions, RFPs, spot purchases and bilateral contracts, with provisions for long-term supply contracts
Full and current cost recovery for default service provider (DSP)
Largest industrial customers may negotiate terms and rates for retail supply with DSP, subject to PUC review
DSP must offer residential and small commercial customers a rate that changes no more frequently than annually with reconciliation for under or over-recovery
Must file a rate phase-in plan for all customers; cap annual increases for defined period and defer any excess for future recovery over additional defined period
Phase-in plans - both pre and post - are to be opt-in for customer, provide utility and/or customer with recovery of carrying costs on pre-pay and/or deferred balance
Securitization of deferred balance and carrying charges authorized
Establish minimum usage reduction and peak load reduction targets
Competing legislative proposals call for either DSP-run programs or
State-wide Program Administrator with network of 3 party suppliers
Cost cap proposed, with DSP authorized to fully recover expenses
Full deployment of smart meters within 9-10 years
Full recovery for net costs of smart meter deployment through base rates or through automatic recovery mechanism
Must submit a time-of-use rate plan with voluntary customer participation by the end of rate cap period
Procurement
Smart Meters
Rate Phase-in
Program
Demand Side
Response & Energy
Efficiency (DSR/EE)

2.63 2.63
0.48 0.48
2.41
6.00
10.54
PECO Average Electric Rates
(1) System Average Rates based upon Restructuring Settlement Rate Caps on Energy and Capacity increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost Adjustment. System Average Rates also adjusted for sales mix based on current sales forecast. Assumes continuation of current Transmission and Distribution Rates.
(2) Energy/Capacity Price is an average of the results for residential (10.51¢/kWh) and small commercial customers (10.58¢/kWh) from the second round of PPL
Auction held 10/07.  Assumes continuation of current Transmission and Distribution Rates.
2011 2008 – 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
11.52¢ (1)
Unit Rates (¢/kWh)
+18%
13.65¢ (2)
CTC terminates at year-end 2010
Energy / Capacity price expected
to increase; price will reflect
associated full requirements
costs
Using latest PPL auction for
2010 as a proxy (10.5¢/kWh)
results in a system average
rate increase of ~18%
PECO’s 2011 full requirements
price expected to differ from PPL
due, in part, to the timing of the
procurement and locational
differences
Rates will vary by customer class
and will depend on legislation and
approved procurement model
Post Transition
Electric Restructuring
Settlement
Projected Rate Increase
Based on PPL Auction
Results  (Illustrative)

23

Exelon Generation 2008 Operating EPS
Contribution
Exelon Generation’s 2008 earnings are impacted primarily by increased planned refueling outages and higher nuclear fuel expense
2007
$2,331M
2008 (1)
$2,060M - $2,260M
($0.09)
$(0.15)
$0.13
$3.15 - $3.45
RNF
O&M
Other (2)
$30M +/- 500 Btu/KWh ATC Heat Rate
$5.5M +/- $1/mmBtu Gas
2008
Market Sensitivities  (After-Tax)
Depreciation
$(0.02)
$3.45
$ / Share
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1)  Estimated contribution to Exelon’s operating earnings guidance.
(2)  Primarily reflects the change in shares outstanding.
Key Items:
Nuclear volume: $(0.10)
Nuclear fuel expense: $(0.06)
State Line buyout: $(0.03)
Market / portfolio: $0.12
Interest
Expense
$(0.03)
Key Items:
Inflation: $(0.07)
Add’l refueling outages: $(0.06)
Nuclear security: $(0.02)

• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Improving power market fundamentals
(commodity prices, heat rates, and
capacity values)
• End of below-market contracts in
Pennsylvania beginning 2011
• Potential carbon restrictions
Value Proposition
Exelon Generation
• Continue to focus on operating excellence,
cost management, and market discipline
• Support competitive markets
• Pursue nuclear & hydro plant license
extension and strategic investment in
material condition
• Maintain industry-leading talent
Protect Value
• Pursue nuclear plant uprates (~200MW by
2012) and investigate potential for more
• Pursue nuclear Construction and
Operating License in Texas
• Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk

World-Class Nuclear Operator
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
EXC 93.5%
(1)
(1) Exelon values represent 2003-2007 period.
Average Capacity Factor
Range of Fleet 2-Yr Avg Capacity Factor (2002-2006)
Sustained production excellence
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Range 5-Year Average

-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2007 2008 2009 2010 2011 2012
PJM-West
PJM-East
NI-Hub
ERCOT
NYMEX (1)
Positively Exposed to Market Dynamics
Note:  Illustrative estimate. Overnight, all-in capital cost without interest during construction.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
Carbon Credit ($/Tonne)
Various
3rd
party
estimates
New Generation Installed Cost
Combined Cycle
Gas Turbine
Coal Nuclear
0
500
1,000
1,500
2,000
2,500
3,000
2006 2007 2006 2007 2006 2007
(1)
As of 2/28/08.
Reserve Margins Declining Natural Gas Prices Remaining High
Construction Costs Escalating
Carbon Legislation Progressing
Europe Carbon-Trading
2012: $36.10/tonne
Bingaman-Specter
2012: $12/tonne
EIA Carbon Case
2010: $31/tonne
Lieberman-Warner
Possible $20 to $40/tonne
$5
$6
$7
$8
$9
$10
2008 2010 2012 2014 2016 2018 2020

2008 “Open” EBITDA
2008 EBITDA 2008 Un-hedged EBITDA
(No Carbon)
$ Millions
$4,119
~$3,900
2007 EBITDA
(1) Un-hedged EBITDA assumes that existing hedges (including the PECO load, Illinois auction load, ComEd financial swap, and other sales) are priced at market prices as of 7/31/07.
(2) 1 tonne = 2,205 lbs.
Note: Refer to Appendix for EBITDA reconciliation slide.
~$5,350
169.10 Eastern MAAC Capacity Price ($/MW-day)
82.40 Rest-of-Market Capacity Price ($/MW-day)
5.60 NI-Hub Implied Heat Rate (mmBtu/MWh)
6.60 PJM W-Hub Implied Heat Rate (mmBtu/MWh)
47.00 NI-Hub ATC Price ($/MWh)
62.90 PJM W-Hub ATC Price ($/MWh)
8.50 Henry Hub Gas Price ($/mmBtu)
2008 Un-hedged EBITDA
(1)
Assumptions
~$1,000M + $10/Tonne Carbon Price (2)
~$80M +/- $10/MW-Day Capacity Price
~$750M +/- 500 Btu/KWh ATC Heat Rate
~$560M +/- $1/mmBtu Gas Price
(Pre-Tax Impact)
2008 Un-hedged EBITDA
(1)
Sensitivities
$2,060 - $2,260
Operating
Earnings: $2,331
Hedged – 2007A Hedged – 2008E Un-hedged – 2008E
(1)
Un-hedged (“Open”) EBITDA plus upside from energy, capacity, and carbon drives
Exelon Generation’s value

2009 – 2012 Earnings Drivers
End of PECO PPA (2011+)
Carbon (2012+)
Market conditions
- Heat rate
- Capacity prices
- New build costs
Nuclear uprates
Higher O&M costs
Higher nuclear fuel costs
Higher interest and
depreciation expense
2008 Earnings Drivers
Market conditions
- Capacity prices
- Marginal losses
More nuclear outages
Higher nuclear fuel costs
Higher O&M costs
State Line buyout
Higher interest and
depreciation expense
Exelon Generation Operating Earnings
2007 (1)
2012
2008E (1)
(1) 2007 and estimated 2008 contribution to Exelon operating earnings; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
$2,331M
$2,060M - $2,260M
Exelon Generation is poised for significant earnings growth driven by improving market fundamentals, the end of the Pennsylvania transition period, and carbon legislation

Hedging Targets
(1) Percent financially hedged is our estimate of the gross margin that is not at risk due to a market price drop and assuming normal generation operating conditions.
The formula is: gross margin at the 5 percentile / expected gross margin.
Power Team employs commodity hedging
strategies to optimize Exelon
Generation’s earnings:
• Maintain length for opportunistic sales
• Use cross commodity option strategies to
enhance hedge activities
• Time hedging around view of market
fundamentals
• Supplement portfolio with load following
products
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
50% - 70% 70% - 90% 90% - 98%
Above the
range*
Current Position
Upper end
of range
Midpoint of
range
Financial Hedging Range
(1)
* Due to ComEd financial swap
Prompt Year
(2008)
Second Year
(2009)
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Third Year
(2010)

125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012
7
8
9
10
11
12
13
Note:  Net nuclear generation data based on ownership interest; includes Salem.
• 18 or 24 months
• Duration: ~24 days
Nuclear Refueling Cycle
• 2008 is an exception:
– Salem steam generator
replacement
– 3 more outages than 2007
• ~2,600 GWh less than 2007
• $100-$110M negative after-tax impact
2008 Refueling Outage Impact
0
5
10
15
20
25
30
35
40
45
2000 2001 2002 2003 2004 2005 2006 2007
Exelon (excludes Salem)
Industry
Actual
Target
Impact of Refueling Outages
Refueling Outage Duration
Nuclear Output
Based on the refueling cycle, we
will conduct 12 refueling outages
in 2008, versus 9 in 2007, and
10 to 11 in a typical year

0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
2008 2009 2010 2011 2012
Effectively Managing Nuclear Fuel Costs
Enrichment
39%
Fabrication
17%
Nuclear Waste
Fund
22%
Tax/Interest
2%
Conversion
3%
Uranium
17%
0
200
400
600
800
1,000
1,200
1,400
2008 2009 2010 2011 2012
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 2012
Exelon Average Reload Price Projected Market Price (Term)
Note: Excludes costs reimbursed under the settlement agreement with the DOE.
Market source: UxC composite forecasts.
2008 – 2011: 100% hedged in volume
2012: ~40% hedged in volume
All charts exclude Salem, except Projected Total Nuclear Fuel Spend.
Projected Exelon Uranium Demand
Components of Fuel Expense in 2008
Projected Exelon Average Uranium Cost vs. Market Projected Total Nuclear Fuel Spend

Market Price Sensitivities
~$60M +/- 500 Btu/KWh ATC Heat Rate
~$10M +/- $1/mmBtu Gas Price
(Pre-Tax Impact)
2008 EBITDA Sensitivities
($80M) ($40M) ($20M) ($5M) -
Expense (Pre-Tax Impact)
($335M) ($160M) ($100M) ($60M) - Capital Expenditures
2012 2011 2010 2009 2008 - $50/lb
$40M $15M $10M $5M -
Expense (Pre-Tax Impact)
$280M $85M $30M $20M - Capital Expenditures
2012 2011 2010 2009 2008 + $50/lb
(1) Excludes Salem.
Note: Refer to Appendix for EBITDA reconciliation slide.
Uranium Sensitivity
(1)

Total Portfolio Characteristics
41,350 41,100
23,200 23,100
5,100
120,000 125,100
0
50,000
100,000
150,000
200,000
250,000
2007A 2008E
Actual Hedges & Open Position
ComEd Swap
IL Auction
PECO Load
189,300
189,650
140,400
138,100
31,800
33,800
17,450 17,400
0
50,000
100,000
150,000
200,000
250,000
2007A 2008E
Forward / Spot Purchases
Fossil & Hydro
Nuclear
189,300
189,650
Total Supply (GWh) Total Sales (GWh)
The value of our portfolio resides in our nuclear fleet

35 35
Reliability Pricing Model Auction
40.80
197.67
111.92
174.29 174.29
148.80
102.04
191.32 191.32
Rest of Market Eastern MAAC         MAAC + APS                               MAAC
2007/2008
2008/2009
2009/2010
2010/2011
2007 / 2008 2008 / 2009 2009 / 2010 2010 / 2011
in MW
Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation
Rest of Market
16,000 (4) 6,600-6,800 14,500 (5) 6,600-6,800 12,700 4,750-4,950 (6) 12,700 0
Eastern MAAC
9,500 9,500-9,800 (3) 9,500 9,550-9,850 (3) 9,500 9,750-9,950 (3)
MAAC + APS (7)
1,500 0
MAAC
11,000 9,300-9,500 (3)(8)
(1)  All values are approximate and not inclusive of wholesale transactions.
(2)  All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  EMAAC obligation consists of load obligations from PECO and BGS. The PPL obligation (7) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
begins January 2010 and ends December 2010.
(4) Removing State Line from the supply in October 2007 reduces this by 515 MW.
(5) 08/09 Capacity supply decreased due to roll-off of several purchase power agreements (PPAs).
(6) In 09/10, obligation is reduced due to roll-off of part of ComEd auction load obligation in May 2009.
(8) PECO PPA expires December 2010.
Region not applicable for this auction period
PJM RPM Auction ($/MW-day)
Exelon Generation Participation within PJM Reliability Pricing Model
(1)

0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
Carbon Value
Midwest
• ~90,000 GWhs in Midwest
nuclear portfolio
• ~55% of time coal on the margin
• ~40% of time gas on the margin
Mid-Atlantic
• ~50,000 GWhs in Mid-Atlantic
nuclear portfolio
• ~45% of time coal on the margin
• ~50% of time gas on the margin
Assumes Open Position
(1)
Carbon Credit ($/Tonne)
(1) Carbon sensitivity excludes ComEd SWAP and upside of Kincaid/Elwood due to contract expiration in 2012.  Assumes below $45/tonne carbon cost, no carbon reduction technology (e.g., sequestration) is economical.
(2) As of 2/29/08.
(3) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1.
(4) Low Carbon Economy Act initial “Technology Accelerator Payment” (TAP) price in 2012. Allowance price increases at 5% above the rate of inflation thereafter.
Carbon Value
Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation
Europe Carbon Trading
2012: $36.10/tonne (2)
EIA Carbon Case (3)
2010: $31/tonne
Lieberman-Warner
Possible $20 to $40/tonne
Bingaman-Specter (4)
2012: $12/tonne

Potential Nuclear New Build
• Intend to file Construction and Operating License (COL) for plant in
Texas by end of 2008
– Preserves option to participate in Energy Policy Act incentives
• Long-lead material for dual unit ESBWR has been reserved
– Will use GE Hitachi Nuclear Energy Americas’ new generation of reactor technology
• Texas is attractive market for new nuclear – selected site in Victoria
County
– Growing demand for baseload power, robust market prices
– State and local support for new nuclear
– Existing Exelon presence in Texas
• Exelon’s phased approach allows for go/no-go decisions at major funding/commitment milestones
• Exelon’s conditions for new build remain unchanged: the
economics must be right
Nuclear new build would capitalize on improving fundamentals, high gas prices, and Exelon’s core strength in nuclear operations

Energy Policy Act – Nuclear Incentives
• $18 per MWh, 8 year PTC for first
6,000 MWe of new capacity
• Cap of $125M per 1,000 MWe of
capacity per year
• Protects against a decrease in
market prices and revenues earned
• Benefit will be allocated/ prorated
among those who:
– File COL by year-end 2008
– Begin construction (first safety-
related concrete) by 1/1/2014
– Place unit into service by
1/1/2021
Production Tax Credit (PTC)
• Results in ability to obtain non-
recourse project financing
• Up to 80% of the project cost,
repayment within 30 years or
90% of the project life
• Timing of application subject to
DOE solicitations
• Congress has granted authority
to issue guarantees totaling
$18.5B though 9/30/09
• Cost of credit subsidy is still
uncertain
Government Loan
Guarantee
• “Insurance” protecting against
regulatory and litigation-related
delays in commissioning a
completed plant
• Eligible costs include principal
and interest on debt coverage and
the incremental cost of
replacement power
– First two reactors each
receive 100% of covered
costs up to $500M
– The next four reactors each
receive 50% of covered costs
incurred after six months of
delay, up to $250M
Regulatory Delay
“Backstop”
Energy Policy Act provides financial incentives and reduced risk by way of production tax credits and loan guarantees

Current Market Prices
1. 2004, 2005, 2006 and 2007 are actual settled prices.
2. Real Time LMP (Locational Marginal Price).
3. Next day over-the-counter market.
4. Average NYMEX settled prices.
5. 2008 information is a combination of actual prices through 2/29/08 and market prices for the balance of the year.
6. 2009 information is forward market prices as of 2/29/08.
Units 2004
1
2005
1
2006
1
2007
1
2008
5
2009
6
PRICES (as of February 29th, 2008)
PJM West Hub ATC ($/MWh) 42.35
2
60.92
2
51.07 59.76 74.29 75.06
PJM NiHub ATC ($/MWh) 30.15
2
46.39
2
41.42
2
45.47 57.27 58.67
NEPOOL MASS Hub ATC ($/MWh) 52.13
2
76.65
2
59.68
2
66.72 84.37 85.17
ERCOT North On-Peak ($/MWh) 49.53
3
76.90
3
60.87
3
59.44 83.06 83.05
Henry Hub Natural Gas ($/MMBTU) 5.85
4
8.85
4
6.74
4
6.95 9.36 9.36
WTI Crude Oil ($/bbl) 41.48
4
56.62
4
66.38
4
69.72 98.80 98.37
PRB 8800 ($/Ton) 5.97 8.06 13.04 9.67 15.82 17.01
NAPP 3.0 ($/Ton) 60.25 52.42 43.87 47.54 76.44 77.06
ATC HEAT RATES (as of February 29th, 2008)
PJM West Hub / Tetco M3 (MMBTU/MWh) 6.40 6.30 6.98 7.68 7.14 7.17
PJM NiHub / Chicago City Gate (MMBTU/MWh) 5.52 5.52 6.32 6.65 6.10 6.25
ERCOT North / Houston Ship Channel (MMBTU/MWh) 7.53 8.21 8.28 7.80 7.96 7.76
2

40

Market Price Snapshot
As of February 27, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.  2008 prices are Mar-Dec.
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak  Forward Prices
PJM-West On-Peak Implied Heat Rate Ni-Hub On-Peak Implied Heat Rate
2008
2009
2009
2008
2008 PJM-West
2009 PJM-West
2009 Ni-Hub
2008 Ni-Hub
2008
2009
7.4
7.9
8.4
8.9
9.4
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
8.84
9.04
9.24
9.44
9.64
9.84
10.04
10.24
10.44
10.64
10.84
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
55
60
65
70
75
80
85
90
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
7
7.2
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08

41

Market Price Snapshot
2008
2009
2008
2009
As of February 27, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.  2008 prices are Mar-Dec.
2008
2009
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North ATC Forward Prices
ERCOT North ATC v. Houston Ship Channel
Implied Heat Rate
7.1
7.6
8.1
8.6
9.1
9.6
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
7.5
7.7
7.9
8.1
8.3
8.5
8.7
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
58
60
62
64
66
68
70
72
74
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08

42 Exelon – Climate Change

Advancing Exelon’s Low-Carbon Strategy
• Lobbying in favor of climate change legislation that is
national, mandatory and economy-wide
• Taking voluntary action to reduce our greenhouse gas (GHG)
emissions 8% from 2001 levels by 2008
• Developing a comprehensive low-carbon energy strategy
– Goal will be to reduce, displace or offset Exelon’s entire carbon footprint by 2020
– Expanding our low-carbon resources
– Providing customers with green products and services
– Being a model of green operations

Recognized Environmental Leadership
• Named to the 2006/2007 and 2007/2008 Dow
Jones Sustainability North America Index
• Named to Climate Disclosure Leadership Index of the Carbon
Disclosure Project in 2005, 2006 and 2007
• Signatory to the Global Roundtable on Climate Change and the
Ceres/Investor Network on Climate Risk statements
• Member of the United States Climate Action Partnership (USCAP)
• Corporate headquarters awarded Leadership in Energy and
Environmental Design (LEED
®
) Platinum Commercial Interiors
certification by the U.S. Green Building Council

Exelon and Federal Climate
Change Legislation
• Actively involved in the climate debate in Washington, D.C.
•
Lobbying in favor of enacting legislation that is national, mandatory
and
economy-wide
• Favors a cap-and-trade system over a carbon tax
• Believes that any allocation scheme should include allowances for distribution companies to help offset the cost of carbon for the end-user
• To limit near-term economic impacts, supports a cost containment mechanism that supports a market price for carbon that increases over time

46 Reduction Goals

0
500
1000
1500
2000
2500
3000
3500
1990 1995 2000 2005 2010 2015 2020 2025 2030
Advanced Coal Generation
Distributed Energy Resources
Plug-In Hybrid Electric Vehicles
Carbon Capture & Storage
Nuclear Generation
Renewables
Efficiency
Technology
Source:  Electric Power Research Institute,  2007 Summer Seminar
CO2 Reductions Demand Multiple Generation
Technologies
EIA Base Case 2007
• The technical potential exists
for the U.S. electricity sector
to significantly reduce CO2
emissions over the coming
decades
• No one technology will be a
silver bullet – a portfolio of
technologies will be needed
• Much of the needed
technology is not available
yet – substantial R&D,
demonstration, and
deployment are required
To stabilize emissions at 1990 levels, multiple technologies and intensive R&D will be required

Status of Legislative Initiatives
• Several pending Legislative proposals and vehicles are gaining support in
Washington:
– Lieberman-Warner (S. 2191, America’s Climate Security Act of 2007)
• Approved by U.S. Senate Environment and Public Works Committee
• Slated for action by the full U.S. Senate in the Spring
• Needs 60 votes to break expected filibuster and pass
• Economy-wide:  All major GHG producing sectors
– Seeks to reduce GHG to the 2005 level by 2012; phases to 70% below the 2005 level by 2050
– Points of regulation: Electric power sector – large coal generators; Natural gas – natural gas processors and importers; Industrial sector – large facilities emitting more than 10,000 tonnes per year
– “Free” allowances include: 10% to states, 19% to generators (phase out in 2031); 10% to industry; 9% to electric distribution companies, to benefit their customers; 2% to gas distribution companies, to benefit their customers
– Creates a Carbon Market Efficiency Board (“Carbon Fed”) with limited authority to oversee market
– Dingell-Boucher White Papers
• Scope of a Cap-and-Trade Program
• Competitiveness Concerns/Engaging Developing Countries
• Appropriate Roles for Different Levels of Government
• More white papers in the works
• Expect a draft bill sometime this summer
• Dingell has characterized the issue as “the hardest thing (he’s) ever dealt with” in his 52+ years in Congress
• Boucher says he is committed to enacting legislation this year
• All the major Presidential contenders (McCain, Clinton and Obama) support economy-wide, mandatory cap-and-trade legislation

49 Appendix

Key Assumptions
37.7
1.2
2.6
23.86
115.37
6.65
6.84
45.47
7.68
7.78
59.76
6.95
148,307
41,343
(5)
189,650
94.5
2007A
37.2
1.6
1.2
82.40
169.10
5.60
8.40
47.00
6.60
9.50
62.90
8.50
148,200
41,100
(5)
189,300
93.1
2008E
6.56 8.41 Chicago City Gate Gas Price ($/mmBtu)
7.31 9.67 Tetco M3 Gas Price ($/mmBtu)
37.0 37.5 Effective Tax Rate (%)
(4)
0.6 1.3 ComEd
1.2 0.9 PECO
Electric Delivery Growth (%)
(3)
1.75 0.13 PJM West Capacity Price ($/MW-day)
1.75 0.13 PJM East Capacity Price ($/MW-day)
6.32 5.52 NI Hub Implied ATC Heat Rate (mmbtu/MWh)
41.42 46.39 NI Hub ATC Price ($/MWh)
6.98 6.30 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
51.07 60.92 PJM West Hub ATC Price ($/MWh)
6.74 8.85 Henry Hub Gas Price ($/mmBtu)
71,326 72,376 Total Genco Market and Retail Sales (GWhs)
(2)
119,354 121,961 Total Genco Sales to Energy Delivery (GWhs)
190,680 194,337 Total Genco Sales Excluding Trading (GWhs)
93.9 93.5 Nuclear Capacity Factor (%)
(1)
2006A 2005A
(1) Excludes Salem.
(2) 2007 actual and 2008 estimate includes Illinois Auction sales.
(3) Weather-normalized retail load growth.
(4) Excludes results related to investments in synthetic fuel-producing facilities.
(5) Sales to PECO only.
Note: 2005, 2006 and 2007 prices are average for the year; 2008 prices reflect observable prices as of 7/31/07.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Reconciliation of Net Income to EBITDA
GAAP net income (loss)
+/- Impact of certain non-operating items
Adjusted non-GAAP net income (loss)
+/- Cumulative effect of changes in accounting principle
+/- Discontinued operations
+/- Minority interest
+   Income taxes
Adjusted non-GAAP income (loss) from continuing operations
before income taxes and minority interest
+  Interest expense
+  Interest expense to affiliates
- Interest income from affiliates
+  Depreciation and amortization
Adjusted non-GAAP earnings before interest, taxes,
depreciation and amortization (adjusted non-GAAP EBITDA)

GAAP Earnings Reconciliation
Year Ended December 31, 2007
(5) - - - (5) Settlement of a Tax Matter at Generation Related to Sithe
72 - - - 72 Georgia Power Tolling Agreement
(130) - - - (130) Termination of State Line PPA
14 - - 14 - City of Chicago Settlement
(11) - - - (11) Sale of Generation’s investments in TEG and TEP
$(115)
(63)
-
-
(87)
-
$35
Other
$2,923
(29)
280
(18)
(87)
101
$2,736
Exelon
$507
-
-
-
-
-
$507
PECO
$200
-
24
-
-
(3)
$165
ComEd ExGen (in millions)
256 2007 Illinois Electric Rate Settlement
(18) Nuclear decommissioning obligation reduction
$2,331 2007 Adjusted (non-GAAP) Operating Earnings (Loss)
34 Non-Cash Deferred Tax Items
- Investments in synthetic fuel-producing facilities
104 Mark-to-market adjustments from economic hedging activities
$2,029 2007 GAAP Reported Earnings (Loss)
Note: Amounts may not add due to rounding.

(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS.
(0.01) - - - (0.01) Settlement of a tax matter at Generation related to Sithe
(0.04) (0.08) - - 0.04 Non-cash deferred tax items
(0.14) (0.14) - - - Investments in synthetic fuel-producing facilities
0.41 - - 0.03 0.38 2007 Illinois electric rate settlement
(0.19) - - - (0.19) Termination of State Line PPA
0.11 - - - 0.11 Georgia Power tolling agreement
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
$4.32 $(0.18) $0.75 $0.30 $3.45 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.01) - - - (0.01) Sale of Generation's investments in TEG and TEP
0.02 - - 0.02 - City of Chicago settlement
(0.03) - - - (0.03) Nuclear decommissioning obligation reduction
0.15 - - - 0.15 Mark-to-market adjustments from economic hedging activities
$4.05 $0.04 $0.75 $0.25 $3.01 2007 GAAP Earnings Per Share
GAAP EPS Reconciliation
Year Ended December 31, 2007

2008 Earnings Outlook
• Exelon’s outlook for 2008 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
– mark-to-market adjustments from economic hedging activities
– unrealized gains and losses from nuclear decommissioning trust fund investments
– significant impairments of intangible assets, including goodwill
– significant changes in decommissioning obligation estimates
– costs associated with the Illinois electric rate settlement, including ComEd’s previously announced customer rate relief programs
– costs associated with ComEd’s settlement with the City of Chicago
– other unusual items
– significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Exelon Investor Relations Contacts
Inquiries concerning this presentation
should be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be
added to our email distribution list
please contact:
Felicia McGowan, Executive Admin
Coordinator
312-394-4069
Felicia.McGowan@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
Karie Anderson, Director
312-394-4255
Karie.Anderson@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Len Epelbaum, Principal Analyst
312-394-7356
Len.Epelbaum@ExelonCorp.com